UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): January 3, 2005


                                     AUDIOVOX CORPORATION
                        (Exact name of registrant as specified in its charter)


   Delaware                         0-28839                      13-1964841
   --------                         -------                      ----------
      (State or other                                         I.R.S. Employer
jurisdiction of  incorporation) (Commission File Number)    Identification No.)


     180 Marcus Blvd., Hauppauge, New York                             11788
     -------------------------------------                             -----
    (Address of principal executive offices)                        (Zip Code)


           Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications
    pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))




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Item 8.01 Other Events

On January 3, 2005, Audiovox Corporation (the "Company") issued a press release announcing the collection of outstanding receivable balances which were retained from the sale of its Wireless subsidiary. The Company also reported a positive net working capital adjustment in connection with the sale. Please see the copy of the release that is furnished herewith as Exhibit 99.1.

The information furnished under this Item 8.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.





































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              AUDIOVOX CORPORATION (Registrant)

Date: January 4, 2005                         /s/ Charles M. Stoehr
                                              Charles M. Stoehr
                                              Senior Vice President and
                                              Chief Financial Officer































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                                     EXHIBIT INDEX


Exhibit No.                   Description


    99.1 Press Release, dated January 3, 2005, reporting that Audiovox Corporation has collected outstanding receivable balances from the sale of its Wireless subsidiary and received a positive net working capital adjustment.






































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